Straight Path Communications Inc.
(NYSE MKT: STRP)

Investor Presentation
May 2014

SAFE HARBOR

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Straight Path Communications Inc.'s future performance;
- projections of Straight Path Communications Inc.'s results of operations or financial condition;
- statements regarding Straight Path Communications Inc.'s plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Straight Path Communications Inc.'s current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Straight Path Communications Inc.'s control. Such known and unknown risks, uncertainties and other factors may cause Straight Path Communications Inc.'s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in Straight Path Communications Inc.'s filings made with the Securities and Exchange Commission.

Straight Path Communications Inc. cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and neither Straight Path Communications Inc. is not under any obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Straight Path Communications Inc.

- **Straight Path Spectrum, Inc.** – Holds nearly 1,000 FCC spectrum licenses providing wireless coverage across the entire U.S.
- **Straight Path IP Group, Inc.** – Holds Intellectual Property (IP) protection of licenses
- **Funded with $15M** – as of Aug 1 2013 as Spin-Out to be Public Company

Stock Information *(as of 5/19/14)*	
NYSE MKT	STRP
Stock Price	$9.54
Market Cap	$112.52MM
Shares Outstanding	10.97MM


May 16, 2014: STRP 9.18
9.00
8.50
8.00
7.50
7.00
6.50
6.00
5.50
5.00
4.50

INVESTMENT CONSIDERATIONS

STRAIGHTPATH

Spectrum **Largest holder of 39GHz Licenses in U.S.**	• Straight Path holds 70% of active 39 GHz spectrum – more than Sprint & ATT in other bands • Nationwide coverage in all markets in U.S. and over 800 GHz in top 25 markets – including 39 GHz (814 licenses) and 28 GHz LMDS (133 licenses) • Data usage is exploding year over year • Multiple market needs for more Spectrum
IP Group **Strategic IP portfolio**	• Straight Path holds key patents with monetization potential • Prominent contingency-based litigation partners • Good track record to date since Spin-Out for increasing actions • Achieved Settlement & Licensing totaling $12.3M
Strong Cash & Balance Sheet	• Low CapEx and OpEx requirements • Cash burn Year 1 of under $3M, starting balance $15M cash
Near-Term Financial Goals	• Continue an aggressive IP Protection Campaign • Build Spectrum full marketing Campaign and see growing customer base in current target • Balanced and innovative fiscal management to achieve growth while managing cash

Straight Path Spectrum



MARKET OPPORTUNITY

Wireless data demand expected to increase 300% by 2017 (3G → 4G usage)

- Wireless Network Operators need to increase data backhaul
- Traditional fiber backhaul is costly
- Companies are searching for cost-effective solutions
- Wireless networks growing
- US expected to be largest demand for wireless growth
- Wireless becoming more standard connection method for both Direct Access and Network Segments



Mobile Internet demand doubling every year
• Social networking, HD content, rich media mobile apps
• Facebook, Cisco predict 2x demand / year (10x / 3.2 years)
• WiFi, w/ 10-30 Mbps FTTH, sets consumer mobile expectations
DEMAND
4G, pico cells are key to matching demand
• Networks need to match mobile demand, especially w/ low-cost carriers pushing unlimited use
• With WiFi driving perceived QoS, differentiation on carrier QoS will become increasingly important
• Robust backhaul critical to support load and new tech (ie. pico cells)
SUPPLY
Network Capacity / Throughput
3D
HD
Facebook
Google
2000
2005
2010
2015
2020

39GHz Spectrum Provides a Cost Effective Solution

- Controls nearly 70% of the active spectrum licenses in the U.S.
- Covering 300 million residents
- Covers all markets with average of 820 MHz in top 25 markets
- 100 MHz contiguous blocks
- Substantial service requirement met through 2020
- 133 LMDS licenses in the 28 GHz band


39 GHZ LICENSES UP TO 200 MHZ
39 GHZ LICENSES 300-500 MHZ
39 GHZ CHANNELS 600 MHZ OR MORE

STRAIGHT PATH 39 GHZ DIFFERENTIATORS

- **Nationwide Coverage** - Straight Path is the largest holder of 39 GHz licenses with a portfolio uniquely suited to enable comprehensive national wireless backhaul solution for multiple uses including back haul, last mile, small cell deployment, and nationwide 5G network
- **Concatenation of 50 MHz Channels** - Larger serving channels (i.e. supports 150 MHz wide channels) for very hi-throughput and quality
- **Point-to-Multi-Point (PMP) Deployment** - Allows for sectored or wide band antennas. Wide broadcast area minimizes need for precision antenna and base station placement
- **3½ inch Small Form Antennas** - FCC waived rules for Category A antenna deployment to enable use of very small 39 GHz antennas integrated into small cell base stations

MARKET APPLICATIONS

STRAIGHTPATH

PTP & Point to Multi-Point
Current Operators of all sizes



Small Cells
National Mobile Network Operators



5G Next Generation Network
Changing the way Mobile Works



Straight Path plans for each phase of market growth

	Short Term - Now Point-to-Point & PMP	Mid Term - 1-3 Years Small Cell	Long Term - 4-7 Years 5G Next Generation
Opportunity	Back haul and Last mile	Cellular networks	Cellular networks
Market	WISPs, Wireless carriers	Major cellular operators, Networks building out HD	Nationwide
Availability	PTP today 39 PTMP in development	In development and test beds	Early stage research underway
Current Strategy	Develop PTP & PTMP bundled radio solutions, expand "license links"	Ongoing discussions with network operators to discuss pricing and test beds	Working with leading researchers in academia and industry
Goals	Engage more radio vendor partners, Attract US operators	Develop relationships with major mobile network operators (MNO)	Be part of the development of new 5G networks and standards
Partnerships	SAF Technika, multiple additional radio vendors	Engaged in test beds with 2 large network operators	NYU Wireless Leading industry researchers

Straight Path IP Group



PATENT HOLDINGS

- Straight Path IP Group's '704 Patent portfolio has been successfully asserted in several lawsuits in the United States district courts, the International Trade Commission, and endured one of the most extensive reexaminations in the history of the USPTO
- Prior litigation and extensive re-examination in 2010 and 2011 has confirmed the validity of key patent claims (although with AIA attempts to invalidate have been made)
- Patents expire September 25, 2015 with six year look-back for damages
- List of patent holdings available on SPCI's website

MONETIZATION STRATEGY

- SPIPG has retained legal counsel to pursue enforcement on a contingency basis
- SPIPG aggressively pursues enforcement and licensing
- By initially establishing a solid record of favorable verdicts / settlements, Straight Path expects to facilitate subsequent licensing agreements

ACTIVITY TO DATE

- International Trade Commission (ITC) – 7 Parties (with co-pending litigation in EDVA)
  Sharp (settled), Sony (settled), Amtran, Panasonic, LG, Toshiba, Vizio
- Eastern District of Virginia – 3 Parties
  Bandwidth.com (settled), Telesphere, Vocalocity
- New Jersey – 1 Party
  Vonage
- Eastern District of Texas – 5 Parties
  Blackberry, Huawei, Samsung, ZTE, Netflix
- 4 New Licensees
  Google, Sony, Sharp, Bandwidth.com
- $12.3 Million in Settlement & Licensing revenue, pre-contingency allocation

Financial Summary

CONSOLIDATED BALANCE SHEET: ASSETS

STRAIGHTPATH

ASSETS (in thousands)	Q1	Q2
Cash & cash equivalents	$14,908	$14,295
Trade accounts receivable, net	$32	$3,841
Other current assets	$90	$1,075
	$15,030	$19,211
Investment in subsidiaries	0	0
Intangibles	$350	$350
Other assets	$220	$846
TOTAL ASSETS	**$15,600**	**$20,407**

CONS. BALANCE SHEET: LIABILITIES & EQUITY

LIABILITIES & EQUITY (in thousands)	Q1	Q2
Trade accounts payable	$2	$7
Accrued expenses	$1,453	$3,345
Deferred revenue (<1 Yr)	$150	$2,224
Income taxes payable	$15	$15
Note payable-current portion	$159	$159
Total current liabilities	$1,779	$5,750
Deferred revenue (>1 Yr)	$227	$1,589
Total Liabilities	$2,006	$7,339
Class A shares	$8	$8
Class B shares	$110	$110
Additional paid-in capital	$14,267	$14,609
Current earnings	($391)	($1,118)
	$13,994	$13,609
Non-controlling interest	($400)	($541)
Total Equity	$13,594	$13,068
TOTAL LIABILITIES & EQUITY	**$15,600**	**$20,407**

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands)	Q1	Q2
REVENUES	**$127**	**$453**
IP Settlements	$20	$344
Spectrum	$107	$109
COSTS & EXPENSES:		
Direct cost of revenues	$28	$283
Selling, general and admin	$569	$1,042
Total Costs & Expenses	**$597**	**$1,325**
Income from Operations	**($470)**	**($872)**
Interest income	$3	$4
Other income (expense)	$50	-
Income before income taxes	($417)	($868)
Income taxes	-	-
Net Income	**($417)**	**($868)**
Non-controlling interest	($26)	($141)
NET INCOME attributable SPCI	**($391)**	**($727)**